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             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

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                          Form 8-K
                       CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                         ACT OF 1934
             DATE OF REPORT - SEPTEMBER 1, 1999
              (Date of earliest event reported)


                      AlliedSignal Inc.
   (Exact name of Registrant as specified in its Charter)

       DELAWARE                       1-8974                 22-2640650
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
   of incorporation                                     Identification Number)



101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY          07962-2497
(Address of principal executive offices)                          (Zip Code)

 Registrant's telephone number, including area code:  (973) 455-2000

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ITEM 5. OTHER EVENTS.

Amendment of Restated Certificate of Incorporation
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     On September 1, 1999, after obtaining approval of its
shareowners at its special meeting of shareowners held that day, AlliedSignal Inc. filed a certificate of amendment to its restated certificate of incorporation with the Secretary of State of the State of Delaware. The certificate of amendment increases the number of authorized shares of common stock from one billion to two billion and increases the authorized number of shares of preferred stock from 20 million to 40 million. The certificate of amendment also eliminates several series of preferred stock that are no longer outstanding.

     The certificate of amendment is attached hereto as
Exhibit 3(i) to this Current Report on Form 8-K. The restated certificate of incorporation of AlliedSignal Inc.
as in effect prior to the filing of the certificate of amendment is filed as Exhibit 3(i) to AlliedSignal's
Quarterly Report on Form 10-Q for the quarter ended March
31, 1997.

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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 2, 1999                      AlliedSignal Inc.


                                       By:  /s/ James V. Gelly
                                            ___________________
                                            James V. Gelly
                                            Vice President and Treasurer


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                                                 EXHIBIT 3(i)

                                                  [Conformed]


                  Certificate of Amendment
                             of
            Restated Certificate of Incorporation
                             of
                      AlliedSignal Inc.


     AlliedSignal Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

     1. The Board of Directors of the Corporation has duly adopted a resolution setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, declaring the proposed amendment to be advisable and directing that the proposed amendment be presented to a special meeting of the Corporation's shareowners, such amendment to replace existing Article FOURTH of the Restated Certificate of Incorporation in its entirety with a new Article FOURTH, to read as follows:


          FOURTH:  The total number of shares of  stock
     which  the  corporation shall  have  authority  to
     issue    is   2,040,000,000   shares   of    which
     2,000,000,000  shares shall be Common  Stock,  par
     value  $1.00  per  share  ("Common  Shares"),  and
     40,000,000   shares  shall  be  Preferred   Stock,
     without par value ("Preferred Stock").


     2. The amendment of the Restated Certificate of Incorporation as set forth above has been duly adopted in accordance with the provisions of Section 242 of the Delaware
General Corporation Law.

                                   AlliedSignal Inc.



                              By:  /s/ Peter M.Kreindler
                                   _____________________
                                    Name:  Peter M. Kreindler
                                    Title: Senior Vice President,
                                           General Counsel and Secretary

Attest:


/s/ J. Edward Smith
_________________________
Name:    J. Edward Smith
Title:   Assistant Secretary

Dated:  September 1, 1999